SECURITIES AND EXCHANGE COMMISSION
     Washington, D.C.  20549



     FORM 8-K
     CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the
     Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  April 25, 1995

                         UNION PACIFIC CORPORATION

     (Exact name of registrant as specified in its charter)

           Utah                 33-52645               13-2626465

     (State or other          (Commission                (IRS Employer
      jurisdiction of          File Number)              Identification No.)
      incorporation)

     Eighth and Eaton Avenues, Bethlehem, Pennsylvania    18018

     (Address of principal executive offices)               (Zip Code)

         Registrant's telephone number:  (610) 861-3200

                                    N/A

     (Former name or former address, if changed since last report)



     ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          On April 25, 1995, the Registrant announced that it had completed its $35.00 per share cash tender offer for all outstanding shares of common stock of Chicago and North Western Transportation Company ("CNW"); that it had accepted for payment shares properly tendered in the offer; and, that it intended to effect a short-form merger, pursuant to which CNW would become an indirect, wholly owned subsidiary of the Registrant, following receipt of a determination by the ICC that the consideration paid in the merger is "just and reasonable." A copy of the press release pertaining to such announcement is attached hereto as
     Exhibit 99.1 and incorporated herein by reference.

     ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
               AND EXHIBITS.

          (C)  EXHIBITS.

               99.1 Press Release dated April 25, 1995.


                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     April 26, 1995

                                        UNION PACIFIC CORPORATION

                                        By:    /s/ carl w. von bernuth
                                            Name:  Carl W. von Bernuth
                                            Title: Senior Vice President
                                                    and General Counsel